Exhibit 10.4

WAIVER AND FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Agreement”) is made and entered into as of January 5, 2018 (“Amendment Date”) by and between Inpixon, a Nevada corporation (the “Company”), and the signatory hereto (the “Holder”) holding that certain outstanding Convertible Promissory Note, issued on November 17, 2017 (the “Note”) issued pursuant to that Securities Purchase Agreement, dated November 17, 2017 (the “SPA”) by and between the Company and the Holder. This Agreement amends the Note and the SPA and the SPA (as defined below) in accordance with Section 9.12 of the SPA and Section 18 of the Note. In this Agreement, the Company and the Holder are sometimes referred to singularly as a “party” and collectively as the “parties”. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note or the SPA (as applicable).

WHEREAS, as of the Amendment Date, the Holder holds the Note in an aggregate principal amount of $1,745,000; and

WHEREAS, subject to the terms and conditions herein, the Company and the Holder desire to amend the SPA and the Note in accordance with this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants of the parties as hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Waiver. The Holder hereby waives (a) any requirement in the SPA and the Note, including, but not limited to, the requirements in Section 7 of the SPA to maintain the Share Reserve until the date on which the Company files an amendment to its Articles of Incorporation for the purpose of increasing its authorized shares of Common Stock and in no event later than February 15, 2018 (the “Reserve Deadline”); provided, however, that the Company covenants that as of the Reserve Deadline it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Note and payment of interest under the Note, not less than 150% of the aggregate number of shares of Common Stock as shall be issuable upon the conversion of the then outstanding principal amount of the Note and payment of interest thereunder (b) any right of conversion under the Notes until the six month anniversary of the Effective Date.

2. Agreement. The Holder hereby agrees that any adjustments to the Conversion Price pursuant to Section 8 of the SPA and Section 7.1 of the Note shall be subject to the limitations and terms described in Proposal 8 of the Definitive Schedule 14A filed by the Company on November 8, 2017 and approved by the Company’s stockholders in accordance with Nasdaq Listing Rule 5635(d) on December 8, 2017 and a subsequent amendment to the SPA and the Notes which shall be approved by the Nasdaq staff and include a $0.29 floor (subject to adjustment in accordance with the Note).

3. Conversion Price. Section 3.2 of the Note is hereby amended and restated as follows: Subject to adjustment as set forth in this Note, the price at which Lender has the right to convert all or any portion of the Outstanding Balance into Common Stock is $0.45 per share of Common Stock (the “Conversion Price”); provided, however, that, the Conversion Price may be reduced to a price that is equal to 70% of the closing bid price reported by the Nasdaq Stock Market as of the date immediately prior to each applicable conversion date subject to and only upon approval by the Company’s stockholders in accordance with Nasdaq Listing Rule 5635(d) (“Alternate Conversion Price Approval”). Notwithstanding the foregoing, in no event shall the Conversion Price be equal to a price that is less than $0.10 (the “Alternate Conversion Price”).

4. Event of Default. Section 4.1(l) of the Note is hereby amended and restated as follows: “Borrower fails to establish the Share Reserve by the Reserve Deadline or otherwise maintain the Share Reserve as required under the Purchase Agreement.”

5. Effect on Transaction Documents.

a) As of the date hereof, each reference in the SPA to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the SPA, and each reference in the Note to “the Purchase Agreement,” “thereunder,” “thereof” or words of like import referring to the SPA shall mean and be a reference to the SPA, as amended by this Agreement.

b) As of the date hereof, each reference in the Note to “this Note,” “hereunder,” “hereof” or word of like import referring to the Note, and each reference in the SPA or the other Transaction Documents to the “Note,” “thereunder,” “thereof” or words of like import referring to the Note shall mean and be a reference to the Notes, as amended by this Agreement.

c) Except as expressly set forth herein, the terms and conditions of the Transaction Documents shall remain in full force and effect and each of the parties reserves all rights with respect to any other matters and remedies.

6. Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

7. Miscellaneous.

a) This Agreement and the other Transaction Documents contain the entire agreement of the Holders and the Company with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This Agreement may not be amended, modified or supplemented, and no provision of this Agreement may be waived, other than by a written instrument duly executed and delivered by a duly authorized officer of the Company and the Holders of majority of the then outstanding Notes.

b) It is hereby understood that this Agreement does not constitute an admission of liability by any party, including any admission of default under the Transaction Documents.

c) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party hereto shall commence an action or proceeding to enforce any provisions of this Agreement, then, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

d) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

e) The Company shall file a Current Report on Form 8-K with the Commission on or before the fourth business day following the Amendment Date describing the terms of the transactions contemplated hereby.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

INPIXON

By:	/s/ Nadir Ali
Name: Nadir Ali
Title: Chief Executive Officer

[SIGNATURE PAGE OF HOLDER FOLLOWS]

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CHICAGO VENTURE PARTNERS, L.P.

By:	/s/ John M. Fife
Name: John M. Fife
Authorized Signatory

[HOLDERS SIGNATURE PAGE TO INPIXON NOVEMBER NOTE FIRST AMENDMENT AGREEMENT]

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